UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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Repro Med Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Repro Med Systems, Inc.

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

Notice of Annual Meeting of Shareholders

To Be Held April 23, 2018

The 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of Repro Med Systems, Inc. (the “Company”) will be held on April 23, 2018 at 3:00 p.m. Eastern Standard Time at the Company’s Corporate Offices located at 24 Carpenter Road, Chester, New York, 10918, to vote on the following matters:

1.	Election of directors
2.	Approval, on an advisory basis, of the compensation of the Company’s executive officers
3.	Ratification of the appointment of independent registered public accountants for the 2018 fiscal year
4.	Transaction of any other business that may properly come before the meeting

All shareholders are invited to attend the Annual Meeting. Only those shareholders of record at the close of business on March 5, 2018 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the Annual Meeting and during normal business hours at the Company’s corporate headquarters during the 10-day period immediately prior to the date of the Annual Meeting.  Officers of the Company will be present at the Annual Meeting and available to respond to questions from shareholders.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on April 23, 2018: This Proxy Statement, along with our Transition Report on Form 10-K for the fiscal year ended December 31, 2017 is available at http://www.cstproxy.com/rmsmedpro/2018.

We have mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Materials containing instructions on how to access the attached proxy statement and our 2017 Transition Report on Form 10-K via the Internet and how to vote online. The Notice of Internet Availability of Proxy Materials and the proxy statement also contain instructions on how you can receive a paper or electronic copy of the proxy materials. If you elect to receive a paper or electronic copy of our proxy materials, our 2017 Transition Report on Form 10-K will be sent to you along with the proxy statement.

The Notice of Internet Availability of Proxy Materials is being mailed, and the attached proxy statement is being made available, to our shareholders beginning on or about March 13, 2018.

Because of the change in the Company’s fiscal year, our fiscal year ended December 31, 2017 covers a ten-month period.

YOUR VOTE IS IMPORTANT.  To vote your shares, you can (i) use the Internet, as described in the Notice of Internet Availability of Proxy Materials and on your proxy card; or (ii) complete, sign and date your proxy card and return your proxy card by mail.  Shareholders who attend the Annual Meeting may revoke their proxies and vote in person if they wish.

By order of the Board of Directors,

Karen Fisher

Chief Financial Officer, Treasurer and Corporate Secretary

Repro Med Systems, Inc.

24 Carpenter Road

Chester, New York 10918

(845) 469-2042

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Repro Med Systems, Inc. (the “Company” or “RMS” or “RMS Medical Products” and, as the context requires, “we”, “us” or “our”) to be used at the Company’s 2018 Annual Meeting of Shareholders to be held on April 23, 2018 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any postponements or adjournments thereof.  All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters and each of the director nominees in the accompanying Notice of Annual Meeting of Shareholders. Any proxy may be revoked by a shareholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to our Corporate Secretary by the close of business on April 20, 2018 or by voting in person at the Annual Meeting or by voting again by internet.

NOTICE OF ELECTRONIC AVAILABILITY OF PROXY MATERIALS

On or about March 13, 2018, we mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our 2017 Transition Report on Form 10-K via the Internet and how to vote online. This Proxy Statement, along with our Transition Report on Form 10-K for the fiscal year ended December 31, 2017 is available at http://www.cstproxy.com/rmsmedpro/2018. As a result, you will not receive a paper copy of the proxy materials unless you request one. All shareholders are able to access the proxy materials on the website referred to in the Notice and in this proxy statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this proxy statement.

Because of the change in the Company’s fiscal year, our fiscal year ended December 31, 2017 covers a ten-month period.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the record date?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 5, 2018. The record date is established by the Board of Directors as required by New York law. On the record date, 38,021,298 shares of the Company’s common stock, par value $0.01 per share (“common shares” or “common stock”) were issued and outstanding.

Who is entitled to vote?

All record holders of common shares as of the close of business on March 5, 2018 are entitled to vote.  As of the record date, there were 38,021,298 shares of common stock issued and outstanding.

What are the voting rights of shareholders?

Each holder of common shares is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting.  Neither the Company’s Certificate of Incorporation, as amended, nor its Bylaws allow for cumulative voting rights.

What constitutes a quorum for the Annual Meeting?

A majority of the outstanding shares of common stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum is present.

How do I vote my common shares?

RMS offers registered shareholders two ways to vote, other than by attending the Annual Meeting and voting in person:

•	By Internet, following the instructions on the Notice or the proxy card; or

•	By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope.

How do I attend the Annual Meeting? What do I need to bring?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned common shares as of March 5, 2018, the record date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, (ii) the admission ticket attached to your proxy card (if you received your proxy  materials  by  mail),  or any other proof of ownership (such as a brokerage or bank statement) reflecting your RMS holdings as of March 5, 2018. All attendees must also bring valid photo identification. Shareholders who do not bring this documentation will not be admitted to the Annual Meeting.

Can I vote my common shares in person at the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your common shares at the Annual Meeting by completing a ballot at the meeting.  However, if your common shares are held in “street name,” you may vote your common shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the common shares. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your common shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, you are considered the shareholder of record with respect to those common shares. The Notice and proxy card have been sent directly to you by the Company.

If your common shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these common shares, and your common shares are held in “street name.” The Notice and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those common shares, the shareholder of record.

How do I vote shares that are held by my broker?

If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that your broker or nominee provides to you. Most brokers offer voting by mail and the Internet.

What if I do not specify how I want my common shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy over the Internet) how you want to vote your common shares, your common shares will be voted FOR each of the directors nominated in Proposal 1, and FOR each of the proposals set forth in Proposals 2 and 3.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders. If that happens, the banks and brokers who are registered with the New York Stock Exchange (NYSE) may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the Company’s independent registered public accounting firm. On “non-routine” matters nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.” The items being considered at the Annual Meeting, except for the ratification of the appointment of the Company’s independent registered public accounting firm, are considered “non-routine” matters.  Therefore, it is important that you provide voting instructions to your broker as to how you want your shares voted on the proposals being submitted at the Annual Meeting.

How do I find out the voting results?

Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission following the Annual Meeting.

What are my choices when voting?

Shareholders may vote “for,” “against” or abstain from voting with respect to each of Proposals 2 and 3 described in the Notice and this Proxy Statement.  Shareholders may vote “for” or “against” all or some of the nominees, or vote “withhold” with respect to one or more of the nominees with respect to Proposal 1 (Election of Directors).

What are the recommendations of the Board of Directors on how I should vote my common shares?

The Board of Directors recommends that you vote your common shares FOR each of the director nominees in Proposal 1 and FOR each of Proposals 2 and 3 as set forth in the Notice and this Proxy Statement.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your common shares at the meeting to revoke your proxy. If your common shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your common shares at the meeting.

•	Completing and submitting a new valid proxy bearing a later date by Internet or mail.

•	Giving written notice of revocation to the Company addressed to Corporate Secretary, at the Company’s address above, which notice must be received before the close of business on April 20, 2018.

What percentage of the vote is required to elect the nominees to the Board of Directors?

To be elected as a director, each director nominee must receive a plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election of directors. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each director nominee has expressed his intention to serve the entire term for which election is sought (Proposal 1).  Broker non-votes and votes “withheld” will have no impact on the outcome of Proposal 1.

What percentage of the vote is required to approve the advisory vote regarding executive compensation?

The affirmative vote of a majority of the votes cast for or against at the Annual Meeting by the shareholders entitled to vote thereon is required to approve, by advisory vote, the Company’s executive compensation described in this proxy statement (Proposal 2).  This is a non-binding advisory vote.  Broker non-votes and abstentions will have no affect on the outcome of Proposal 2.

What percentage of the vote is required to ratify the appointment of independent registered accountants?

The affirmative vote of a majority of the votes cast in favor of or against such action at the Annual Meeting by the shareholders entitled to vote thereon is required to ratify the appointment of the independent registered accountants (Proposal 3). This is a non-binding advisory vote.  Broker non-votes and abstentions will have no impact on the outcome of Proposal 3.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile or e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with common shares registered in their names, will be requested to forward solicitation materials to the beneficial owners of common shares.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

What does it mean to vote by proxy?

It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares “FOR” each of the director nominees and FOR Proposals 2 and 3.

What is “householding” and how does it affect me?

RMS has adopted “householding,” a procedure under which shareholders of record who have the same address and last name will receive a single Notice of Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.

If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, or if you wish to receive separate copies of future notices, special reports and proxy materials, please contact Continental Transfer & Trust Company at 1 State Street 30th floor, New York, NY 10004, phone (212) 509-4000. The transfer agent will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Continental Transfer & Trust Company at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, however, please contact your broker, bank, or other nominee to request information about householding.

Are there rights of dissent or appraisal for the proposals submitted at the Annual Meeting?

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a shareholder to dissent and obtain the appraisal of or payment for such shareholder’s shares.

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is currently comprised of seven directors. The Board of Directors has nominated seven directors for election by the shareholders at the Annual Meeting (the “Director Nominees”) to serve until the 2019 Annual Meeting of Shareholders, or until their respective successors have been duly elected and qualified. Shareholders will be unable to vote their proxies for more than seven persons.

Director Nominees

The following table sets forth the name, age and positions of each Director Nominee, each of whom is currently serving on our Board of Directors:

Name	Age	Position	Director Since

Andrew I. Sealfon	72	President, Chairman, CEO and Director	1980
Paul M. Baker	68	Director	1991
Mark L. Pastreich	88	Director	2011
Arthur J. Radin	80	Director	2015
David W. Anderson	65	Director	2016
Joseph M. Manko Jr.	52	Director	2016
Daniel S. Goldberger	59	Director	N/A

Mr. Andrew Sealfon co-founded Repro Med Systems, Inc. in 1980 and has been its President, Chief Executive Officer and head of research and development since that time, except from October 2015 through June 2016.  He is an electrical engineer and inventor and has been granted numerous U.S. patents.  Mr. Sealfon is a graduate of Lafayette College.

Dr. Baker earned a medical degree from Cornell University Medical College. Dr. Baker has been a practicing pediatrician for over 38 years, has been on Medical Staff at Orange Regional Medical Center, Middletown, New York for 38 years and has been attending at Weill Cornell Medicine Voluntary Faculty in New York City for 37 years. Dr. Baker assisted us in the development of the RES-Q-VAC® Suction System. Dr. Baker is currently consulting with the Company to provide clinical research and support services related to new and enhanced applications for the FREEDOM60 and FreedomEdge.

Mr. Pastreich is a businessman, and a longtime real estate investor and broker for the past 60 years.  He has served on numerous for-profit and not-for-profit boards. Among his other various real estate holdings, he has been a partner in Casper Creek LLC for past 18 years, which owns the building leased by the Company.  Mr. Pastreich has a wealth of business acumen and experience.

Mr. Radin was appointed to the Board of Directors in January, 2015.  Mr. Radin, who started his career at Touche Ross & Co., has been a partner in public accounting firms for 45 years.  He was a Partner with Radin, Glass & Co., the Company’s former independent auditors, from 1998 until January 2015 when he joined Janover LLC, a certified public accounting firm.  Mr. Radin retired as a Partner as of January 2017 and remains a consultant at Janover LLC.  He is a member of the New York State Society of Certified Public Accountants Editorial Board.  Mr. Radin received a BA degree from Columbia College and a Master’s in Business Administration from New York University.

Mr. Anderson was appointed to the Board of Directors in February, 2016.  Mr. Anderson has been in the medical (device) industry for over 23 years and is currently the Chief Executive Officer for Brain Temp, Inc.  Previously, he held the role of Chief Executive Officer for Orteq Sports Medicine from 2014 to 2017 and Gentis, Inc. from 2004 through 2014.  He also serves on the board for ACell Inc., (Regenerative Medicine for Woundcare), as well as serves on several advisory committees.  Mr. Anderson received a B.S. in Chemical Engineering from Cornell University and attended University of Minnesota for Graduate Studies in Microbiology.

Mr. Manko was appointed to the Board of Directors in May 2016.  Mr. Manko has been the Senior Principal in Horton Capital Management LLC, the investment manager for the Horton Capital Partners Fund, LP (“Horton Fund”) since 2013.  The Horton Fund is a significant shareholder in the Company.  Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets.  From 2005 to 2010 Mr. Manko was a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies.  Prior to that Mr. Manko was a Managing Director with Deutsche Bank in London.  He began his investment banking career at Merrill Lynch as a Vice President in Hong Kong and prior to that, Mr. Manko was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom.  Mr. Manko has served on the board of several companies in the bio-pharmaceutical industry and has advised numerous companies in the pharmaceutical, biotech and medtech industries.  Mr. Manko earned both his B.A. and Juris Doctor from the University of Pennsylvania.

Mr. Goldberger is a director nominee.  Mr. Goldberger has over 35 years of experience within the biotech, medical technology, and high tech industries.  His areas of expertise include mergers and acquisitions, capital formation, intellectual property, product development, supply chain, business analytics, and turnarounds.   Since January 2018, Mr. Goldberger is the Chief Executive Officer of Synergy Disc Replacement Inc., a private company commercializing a proprietary total disc implant for cervical spine therapy.  Prior to this, Mr. Goldberger served as Chief Executive Officer of Milestone Medical, Inc. until October 2017.  Prior to this he served as the Chief Executive Officer of Xtant Medical Holdings, Inc. from August 2013 to January 2017. He served as the Chief Executive Officer of Sound Surgical Technologies LLC from April 2007 to February 2013. Mr. Goldberger served on the boards of Xtant Medical Holdings, Inc., Sound Surgical, Xcorporeal and Glucon. He currently serves as an advisor to investment funds Meridian Capital and Wellfleet Capital. Mr. Goldberger earned his B.S. in Mechanical Engineering from M.I.T, his M.S. in Mechanical Engineering from Stanford University and attended the Stanford Directors College.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE

VOTED “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2:

ADVISORY VOTE TO APPROVE - EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, as amended (“Exchange Act”), which requires that we provide shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers.  At the Company’s 2016 Annual Meeting of Shareholders, 90% of the votes cast were in favor of holding an advisory vote on executive compensation every two years. The Board of Directors and the Governance and Nominating Committee reviewed these results and determined that the Company’s shareholders should vote on a say-on-pay proposal every two years. Accordingly, a say-on-pay vote is being taken at the 2018 Annual Meeting.  The Company expects the next say-on-pay vote to occur at its 2020 Annual Meeting.

Our general compensation philosophy is that we believe that the most effective compensation program is one that is designed to reward all of our employees, including but not limited to, our named executive officers, for the achievement of our short-term and long-term strategic goals using a pay for performance system that ultimately drives toward the achievement of increased total shareholder return. Through this strategy, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our named executive officers’ total compensation is comprised of a mix of base salary, performance-based cash bonus, long-term incentive compensation, retirement and other benefits intended to fulfill these objectives.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure.”

We strongly encourage shareholders to read “Executive Compensation” in this proxy statement, including the tabular and narrative disclosure regarding executive compensation, for additional details.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Governance and Nomination Committee. However, the Board of Directors and the Governance and Nomination Committee will review and consider the voting results in future decisions regarding executive compensation.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE

COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

PROPOSAL 3:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Company’s independent registered public accounting firm for the fiscal year ended December 31, 2017 was the firm of McGrail Merkel Quinn & Associates, P.C. (“McGrail Merkel”).  The Audit Committee has reappointed and recommends McGrail Merkel as our independent registered public accountants for the fiscal year ending December 31, 2018. McGrail Merkel has served as our independent registered public accountants since October 31, 2014 and, most recently, completed the audit of our financial statements for the fiscal year ended December 31, 2017.

One or more representatives of McGrail Merkel are expected to be available at the Annual Meeting, to have the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions from shareholders.

Audit Fee

The following table shows the aggregate fees billed for professional services rendered by McGrail Merkel for the fiscal years ended December 31, 2017 and February 28, 2017:

Fees Category	Fiscal Year Ended December 31, 2017	Fiscal Year Ended February 28, 2017
Audit Fees	$35,000	$39,000

Because of the change in the Company’s fiscal year, our fiscal year ended December 31, 2017 covers a ten-month period.

Audit fees consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2017 and February 28, 2017, respectively.

The Audit Committee of the Board of Directors is responsible for the appointment, compensation, and oversight of the work of the independent auditors and has approved in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee has reviewed each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the fees shown above were pre-approved by the Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3.

UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED BY THE

COMPANY WILL BE VOTED “FOR” THIS PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth, as of March 5, 2018, the number of shares of common stock beneficially owned by each person owning more than 5% of the outstanding shares, by each named executive officer, director and director nominee, and by all executive officers and directors as a group. Except as otherwise noted, the address of each person is c/o Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY, 10918.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Percentage ownership is based on 38,021,298 shares of common stock outstanding at March 5, 2018. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, except as indicated by the footnotes below, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 5, 2018, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name of Principal Stockholders and Identity of Group	Shares Beneficially Owned	Percent of Class	Notes:

Andrew I. Sealfon	8,127,250	21%	(1)
Dr. Paul Mark Baker	1,863,185	5%	(2)
Mark Pastreich	440,505	1%	—
Arthur J. Radin	313,005	1%	—
Brad A. Sealfon	132,439	*	—
Joseph M. Manko, Jr	7,266,907	19%	(3)
David W. Anderson	17,262	*	—
Karen Fisher	500,000	1%	—
Eric Bauer	125,000	*	—
Dr. Fred Ma	129,019	*	—
Daniel S. Goldberger	—	*	—

All Directors and Officers as a Group	18,914,572	48%	(3)

Horton Capital Management, LLC	7,266,907	19%	(3)

Total of all Directors, Officers and 5% stockholders	18,914,572	48%	—

__________

(1)

Does not include approximately 115,000 shares of common stock owned by Mr. Andrew Sealfon’s wife, 129,939 shares of common stock held by Mr. Sealfon’s son, Brad A. Sealfon, or 85,000 shares of common stock held by Mr. Sealfon’s daughter, Carolyn Sealfon, as to which Mr. Sealfon disclaims beneficial ownership.

(2)	Includes shares owned by Andrea Baker, Dr. Baker’s wife.

(3)

Each of Mr. Manko and Horton Capital Management, LLC, a Delaware limited liability company (“HCM”), may be deemed to beneficially own 7,266,907 shares of common stock, including 6,206,907 shares of common stock held by Horton Capital Partners Fund, LP, a Delaware limited partnership (“HCPF”), and excluding 1,000,000 shares of common stock issuable upon the exercise of the Warrant, dated August 8, 2014, issued to HCPF due to a conversion cap.  Such conversion cap precludes HCPF from exercising the Warrant to the extent that HCPF would, after such exercise, beneficially own (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) in excess of 9.99% of the shares of common stock of the Company then outstanding, unless HCPF waives this provision with permission of the Company.  On September 8, 2017, HCPF waived this provision and requested the warrant to be exercised, but Company permission was not granted.  Pursuant to investment management agreements, HCM maintains investment and voting power with respect to 6,206,907 shares of common stock held by HCPF.  Despite the delegation of investment and voting power to HCM, Horton Capital Partners LLC, a Delaware limited liability company (“HCP”), may be also deemed to be the beneficial owner of 6,206,907 shares of common stock held by HCPF because HCP has the right to acquire investment and voting power through termination of investment management agreements with HCM.  In addition, HCM acts as an investment adviser to certain managed accounts.  Under investment management agreements with managed account clients, HCM has investment and voting power with respect to 1,060,000 shares of common stock of the Company held in such managed accounts.  HCP is the general partner of HCPF.  Mr. Manko is the managing member of both HCM and HCP.  The address of Mr. Manko, HCM, HCP and HCPF is 1717 Arch Street, 39th Floor, Philadelphia, PA 19103.

BOARD STRUCTURE AND GOVERNANCE

Board Committees and Meetings

Our Board of Directors has an Audit Committee and a Governance and Nomination Committee.

Audit Committee. The Audit Committee was established by our Board of Directors on May 11, 2016. The Audit Committee recommends the appointment of our independent registered public accountants, reviews our internal accounting procedures and financial statements and consults with and reviews the services provided by our independent registered public accountants, including the results and scope of their audit. The Audit Committee is currently comprised of Messrs. Radin (chair) and Pastreich and Dr. Baker. Each member of this committee is “independent” within the meaning of applicable SEC rules and standards of the Nasdaq Stock Market (Nasdaq), except Mr. Pastreich because he was paid in excess of $120,000 by the Company for lease payments. The Board of Directors has designated Mr. Radin as the audit committee financial expert, as currently defined under the SEC rules.

The Audit Committee held four meetings in connection with meetings of the full Board during the fiscal year ended December 31, 2017.

The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.rmsmedicalproducts.com.

Governance and Nomination Committee.  The Governance and Nomination Committee is responsible for:

•	Developing and maintaining board rules of governance

•	Setting board term limits

•	Developing a schedule for board membership to maintain consistency & overlap

•	Nominating new board members to replace those terming out

•	Deciding on board member compensation

•	Managing executive officers compensation packages

This committee currently consists of Messrs. Manko (chair), Brad Sealfon, Pastreich, Anderson and Radin.  Each member of this committee is “independent” within the meaning of applicable SEC rules and the standards of the Nasdaq, except Mr. Sealfon because he is the son of the Company’s President and Chief Executive Officer and was previously employed as the Company’s Marketing Director and Mr. Pastreich, as landlord for the building we lease, because the landlord received lease payments in excess of $120,000.

The Governance and Nomination Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company’s website at www.rmsmedicalproducts.com.

The Governance and Nomination Committee effectively operates as the “compensation committee” of the Board of Directors.

The Governance and Nomination Committee reviews and recommends to our Board of Directors the compensation and benefits for all of our executive officers, administers our 2015 Stock Option Plan and may review management’s policies relating to compensation and benefits for our employees. The Committee annually reviews the performance of our Chief Executive Officer. In addition, our Chief Executive Officer has historically reviewed the performance of each other executive officer on an annual basis. The conclusions and recommendations based on these reviews, including with respect to salary adjustments and annual bonus award amounts, are reviewed by the Committee. The Committee may exercise its discretion in modifying any recommended adjustments or awards to our executives and has the final authority to establish the compensation packages for our executive officers.

The Governance and Nomination Committee held seven meetings during the fiscal year ended December 31, 2017.

The Committee will annually review and makes recommendations to the Board regarding the compensation paid to the Company’s directors. Such review will include any fees paid for attendance at meetings of the Board and any of its committees and grants of stock options or stock.

Board of Directors. The Board of Directors held four regular meetings and one special meeting during the fiscal year ended December 31, 2017.

Meeting Attendance.  During the fiscal year ended December 31, 2017, each director attended 75% or more of the aggregate number of meetings held by the Board of Directors and the committees of the Board of Directors on which such director served, if any, during the period for which such person served as a director.  There was no annual meeting held during the prior year.  All members of the Board of Directors attended the 2016 Annual Meeting.

Corporate Governance

The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

Board Leadership Structure and Risk Oversight

Our Board of Directors has no fixed policy with respect to the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of the Company and our shareholders at any given time. Andrew Sealfon currently serves as the Chairman and Chief Executive Officer, and the Board of Directors does not have a “lead director”. Our Bylaws provide that the Chairman of the Board of Directors, if one be elected, shall be the Chief Executive Officer. The Board believes it is in the current best interest of the Company’s shareholders to combine these positions in order to place one person in a position to guide the Board in setting priorities for the Company and in addressing the risks and challenges the Company faces. The Board of Directors believes that, while its non-employee directors bring a diversity of skills and perspectives to the Board, the Company’s current Chief Executive Officer, by virtue of his day-to-day involvement in managing the Company, is best suited to serve as Chairman and perform this unified role. Although the Board has not had a “lead director” historically, it is considering whether such an appointment would be in the best interests of its shareholders. The Board may also consider in the future separating the roles of Chairman and Chief Executive Officer, depending what it then considers in the best interest of the Company’s shareholders.

The Board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee member receives the report, the Chair of the relevant committee will report on the discussion to the full Board during the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Director Independence

In affirmatively determining whether a director is “independent”, the Board of Directors uses the definition of independence set forth in the rules of the Nasdaq Stock Market (Nasdaq). The Board of Directors, in applying these standards, has affirmatively determined that its current “independent” directors and director nominees are Messrs. Anderson, Manko, Radin, Goldberger and Dr. Baker.

Director Nomination Policy

The Company has a standing Governance and Nomination Committee.  We have no formal policy regarding nominees for director made by shareholders. In making its recommendations to the Board of Directors, the Governance and Nomination Committee will consider, at a minimum, a candidate’s qualification as “independent” under the standards applicable to the Board of Directors and each of its committees, as well as a candidate’s depth of experience, availability and potential contributions to the Board of Directors. With respect to incumbent members of the Board of Directors, the Committee will also consider the performance of each incumbent director. Candidates may come to the attention of the Governance and Nomination Committee from current directors, shareholders, officers or other sources, and the committee shall review all candidates in the same manner regardless of the source of the recommendation.  The Governance and Nomination Committee will consider nominees recommended by shareholders who submit their recommendations in writing to Chairman, Governance and Nomination Committee, care of the Secretary, Repro Med Systems, Inc.  Recommendations received before November 1st in any year will be considered for inclusion in the slate of director nominees to be presented at the Annual Meeting in the following year. Unsolicited recommendations must contain the name, address and telephone number of the potential nominee, a statement regarding the potential nominee’s background, experience, expertise and qualifications, a signed statement confirming his or her willingness and ability to serve as a director and abide by our corporate governance policies and his or her availability for a personal interview with the Governance and Nomination Committee, and evidence that the person making the recommendation is a shareholder of Repro Med Systems, Inc.

Communications from Shareholders

Shareholders may communicate with the entire board of directors or individual directors by sending an email to directors@rmsmedpro.com.  Each communication should specify the applicable director or directors to be contacted, as well as the general topic of the communication.  We will initially receive and process communications before forwarding them to the director(s).  We generally will not forward to the directors a communication that we determine to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

DIRECTOR COMPENSATION

The following table provides compensation information for the fiscal year ended December 31, 2017 for each non-employee member of our Board of Directors:

2017 FISCAL YEAR DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)

Paul M. Baker	10,417	10,417	—	20,834
Mark L. Pastreich	10,417	10,417	—	20,834
Brad A. Sealfon (1)	10,417	10,417	2,000	22,834
Arthur J. Radin	10,417	10,417	—	20,834
David W. Anderson	10,417	10,417	—	20,834
Joseph M. Manko, Jr. (2)	10,417	10,417	—	20,834

__________

(1)	Brad Sealfon was employed by the Company as a consultant for a special project.

(2)	The stock awards were issued to Horton Capital Partners Fund, LP.

On October 21, 2015, the Board of Directors of the Company approved non-employee director compensation of $25,000 each annually, to be paid quarterly half in cash and half in common stock, effective September 1, 2015.  Eligible non-employee directors during our 2017 fiscal year were Dr. Baker and Messrs. Pastreich, Radin, Anderson, Sealfon and Manko. For the fiscal year ended December 31, 2017, each non-employee director had been paid $20,834 of which half was paid in cash and half in common stock, of which each director received 28,908 shares of the Company’s common stock.  Included in the number of shares that each director received were shares issued for fees earned in the six month period ending February 28, 2017.

Our non-employee directors were paid an annual retainer of $20,834 for the fiscal year ended December 31, 2017. We pay no additional remuneration to our employees serving as directors. All directors, including our employee directors (if any), are reimbursed for reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors and committee meetings. The Board of Directors has not made any changes to director compensation for the fiscal year ended December 31, 2017.

EXECUTIVE COMPENSATION

Summary Compensation Table

Name and Position	Year*	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total

Andrew I. Sealfon, Chief Executive Officer (1)	2017	$354,167	$60,833	$—	$—	$—	$415,000
	FY2017	$425,000	$—	$—	$—	$—	$425,000
Eric Bauer, Former Chief Operating Officer (2)	2017	$229,167	$57,292	$—	$—	$172,568(5)	$459,027
	FY2017	$33,420	$25,000	$—	$122,656	$4,000	$185,076
Dr. Fred Ma, Chief Medical Officer (3)	2017	$250,000	$60,000	$65,000	$—	$—	$375,000
	FY2017	$275,000	$19,726	$5,000	$—	$—	$299,726
Karen Fisher, Chief Financial Officer (4)	2017	$166,731	$33,346	$—	$—	$—	$200,077
	FY2017	$193,479	$29,138	$—	$—	$—	$222,617

__________

*	2017 represents the ten month period ending December 31, 2017 and FY2017 represents the twelve month period ending February 28, 2017

(1)	Mr. Sealfon is provided with an automobile that has been paid for in full by the Company.

(2)

Mr. Bauer had an employment agreement with the Company effective January 17, 2017.  Mr. Bauer’s annual base compensation was $275,000, plus he was eligible to earn an annual bonus in accordance with the Company policy and procedure for granting of a specified executive bonus which is equivalent to 50% of base compensation based on achievement of goals, payable 50% in cash and 50% in stock of the Company.  The agreement further called for the award of a stock option grant of 500,000 incentive stock options to vest quarterly over a four year term and in accordance with the Company’s current stock option plan.  Vesting would be automatically accelerated if Mr. Bauer’s employment were terminated by the Company without Cause (as defined in the employment agreement) after two years of employment.  The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option-pricing model.  Mr. Bauer received a one-time sign on bonus of $25,000 payable upon hire.    Mr. Bauer received $2,000 per month or $22,000 in the aggregate, to cover the cost of temporary housing for up to twelve (12) months from effective date of his agreement until his resignation. Upon termination of Mr. Bauer’s employment by the Company without Cause, subject to his execution of a customary general release of claims in favor of the Company and its affiliates, Mr. Bauer would have been entitled to receive an amount equal to (i) if the termination date is less than twelve (12) months after the effective date, six months of the cash portion (but not the stock portion) of his salary; or (ii) if the termination date is at least twelve (12) months after the effective date, twelve (12) months of the cash portion (but not the stock portion) of his salary. Mr. Bauer resigned his employment effective as of January 17, 2018 pursuant to a Separation Agreement and General Release dated December 19, 2017 (the “Separation Agreement”), which calls for payment of six months of his salary in the amount of $137,500 plus salary through January 15, 2018 in the amount of $11,458.33, unused vacation of $9,338.11, $4,271.28 for six months of COBRA premiums and a pro-rated portion of the 2017 annual bonus.

(3)

Effective November 1, 2016, the Company entered into an employment agreement with Dr. Ma with an annual base salary of $300,000, plus he is eligible to earn an annual bonus in accordance with the Company policy and procedure for granting of bonuses to management and executives.  The agreement further calls for quarterly equity compensation in the form of shares of common stock of the Company.  The stock is awarded on the day following the last working day of each quarter and is fully vested upon award.  The number of shares issued each quarter is determined by dividing $15,000 by the closing bid price of the Company’s common stock as reported by the OTC Markets Inc. as of the last working day of such quarter (the “Closing Price”). The quarterly equity compensation set forth in the agreement shall cease on October 31, 2018, and the parties shall negotiate any replacement compensation in good faith. The agreement provided for Dr. Ma to receive up to $1,000 per month to cover the cost of temporary housing during the first six months of employment.  In lieu of this cash payment, Dr. Ma resides at the residence the Company owns.  If Dr. Ma’s employment is terminated by the Company other than for cause, Dr. Ma is entitled to receive an amount equal to (i) if the termination date is less than twelve (12) months after the effective date, his base salary as in effect as of the termination date, paid over time as if he were employed until the date that is twelve (12) months after the effective date; (ii) if the termination date is at least twelve (12) months after the effective date, six (6) months of the cash portion (but not the stock portion) of his base salary in effect as of the termination date, or (iii) if the termination date is at least twenty-four (24) months after the effective date, twelve (12) months of the cash portion (but not the stock portion) of his base salary in effect as of the termination date.

(4)

Ms. Fisher has an employment agreement with the Company which was entered into on January 15, 2015.  Ms. Fisher’s annual salary was $185,000, plus a minimum performance bonus of 20% of the base annual salary based on metrics of the Company-wide incentive plan, which is based on individual performance and the Company’s adjusted EBITDA target.  Effective March 1, 2017, Ms. Fisher’s annual compensation was increased to $200,000.  The agreement further called for the award of stock or stock options within Ms. Fisher’s first fiscal year of employment.  On November 4, 2015, pursuant to the Company’s 2015 Stock Option Plan, Ms. Fisher was awarded 500,000 incentive stock options which vested on November 3, 2016 and are exercisable for $0.38 per share. The term of employment is on an at-will basis, provided that if Ms. Fisher is terminated without cause she shall receive her then current base salary for a period of six months following termination.

(5)	Of this amount $10,000 represents temporary housing allowance and $162,568 represents his severance.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information regarding the outstanding equity awards held by our named executive officers as of December 31, 2017.

2017 FISCAL YEAR OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

		Number of	Number of
		Securities	Securities
		Underlying	Underlying
		Unexercised	Unexercised	Option	Option
		Options	Options	Exercise	Expiration
Name	Grant Date	Exercisable	Unexercisable	Price ($)	Date

Karen Fisher	11/4/2015	500,000(1)	—	0.38	11/2/2020
Eric Bauer	1/17/2017	125,000(2)	—	0.41	4/17/2018

__________

(1)

Incentive stock options granted under the 2015 Stock Option Plan. Fully vested and subject to early termination as provided in the option agreements, immediately prior to a change of control of the Company.

(2)	Incentive stock options granted under the 2015 Stock Option Plan and fully vested in accordance with the Separation Agreement, exercisable prior to April 17, 2018.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors has been responsible for the oversight of the integrity of the Company’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, the organization and performance of our internal audit function and the qualifications, independence and performance of our independent registered public accounting firm.

Management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

Review and Discussions with Management

The Audit Committee reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm

The Audit Committee discussed with McGrail Merkel Quinn & Associates, P.C the matters required to be discussed by Auditing Standard 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board.

The Audit Committee also received written disclosures and the letter from McGrail Merkel Quinn & Associates, P.C required by applicable requirements of the Public Company Accounting Oversight Board regarding McGrail Merkel Quinn & Associates, P.C communications with the Audit Committee concerning independence and has discussed with McGrail Merkel Quinn & Associates, P.C their independence from the Company. The Audit Committee also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with McGrail Merkel Quinn & Associates, P.C.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Transition Report on Form 10-K for the fiscal year ended December 31, 2017.

Audit Committee

Paul M. Baker

Mark L. Pastreich

Arthur J. Radin

AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

To reduce corporate travel expenses, we maintain and operate a corporate aircraft. Since 1992, the aircraft has been leased from AMI Aviation, Inc. Mr. Andrew Sealfon is a majority shareholder in AMI Aviation. The lease expenses paid were $13,421 and $21,500 in fiscal year ended December 31, 2017 and fiscal year ended February 28, 2017, respectively. We believe the AMI lease is on terms competitive with those that could be obtained from unaffiliated third parties.

In February 2011, Mr. Mark Pastreich joined the Company’s Board of Directors. Mr. Pastreich is the owner of the company that owns the building leased by the Company. The Company is in year nineteen of a twenty-year lease. No changes have been made to the lease terms as a result of his directorship, and none are anticipated before the end of the lease. On November 14, 2017, we executed a lease extension, which calls for six month extensions beginning March 1, 2019 with the option to renew for six-month periods up to six times at a monthly lease amount of $12,088. With a monthly lease amount of $11,042, the lease payments were $110,420 for the ten months ended December 31, 2017, and $132,504 for the twelve months ended February 28, 2017. The Company also paid property taxes for the ten months ended December 31, 2017 in the amount of $41,959 and $48,455 for the twelve months ended February 28, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC reports of initial ownership of our common stock and subsequent changes in that ownership and furnish to us copies of all forms they file pursuant to Section 16(a). Based solely on a review of Forms 3, 4, and 5 furnished to us or filed with the SEC in fiscal year 2017, we believe all Section 16(a) filing requirements were timely made in the fiscal year ended December 31, 2017, except the following filings were late:  Joseph Manko one Form 4; David Anderson one Form 4.

OTHER MATTERS BEFORE THE ANNUAL MEETING

The Board does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

ELECTRONIC AVAILABILITY OF PROXY MATERIALS AND ANNUAL REPORT ON FORM 10-K

Shareholders can access this proxy statement and our 2017 Form 10-K via the Internet at http://www.cstproxy.com/rmsmedpro/2018 and then following the instructions outlined on the secure website. For future annual meetings of shareholders, shareholders can consent to accessing their proxy materials, including the Notice, the proxy statement and the annual report, electronically in lieu of receiving them by mail. To receive materials electronically, you will need access to a computer and an e-mail account. You will have the opportunity to revoke your request for electronic delivery at any time without charge.

If you are a registered shareholder and you have not already done so, you can choose this electronic delivery option by following the instructions provided when voting via the Internet and provided on the proxy card. Your choice will remain in effect unless you revoke it by contacting our transfer agent, Continental Stock Transfer & Trust Company at 1 State Street 30th Floor, New York, NY 10004, phone (212) 509-4000. You may update your electronic address by contacting Continental Stock Transfer.

If you hold your shares through a bank, brokerage firm or other nominee and you have not already done so, you can choose this electronic delivery option by contacting your nominee or by following the instructions provided when voting via the Internet. Your choice will remain in effect unless you revoke it by contacting your nominee. You may update your electronic address by contacting your nominee.

2019 ANNUAL MEETING OF SHAREHOLDERS

Any shareholder proposals intended to be presented at our 2019 annual meeting of shareholders and considered for inclusion in our proxy materials must be received by November 1, 2018 and must comply with the procedures of Rule 14a-8 under the Exchange Act. Shareholder proposals failing to comply with the procedures of Rule 14a-8 under the Exchange Act will be excluded. If the date of our 2019 annual meeting is more than 30 days from the anniversary of the date of the 2018 Annual Meeting, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Any shareholder proposals that are intended to be presented at the annual meeting of shareholders in 2019 but are not included in our proxy materials must be received by January 29, 2019.  If the date of our 2019 annual meeting is more than 30 days from the anniversary of the date of the 2018 Annual Meeting, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Shareholder proposals should be sent to us at Repro Med Systems, Inc., 24 Carpenter Road, Chester, NY 10918, Attention: Corporate Secretary.

SOLICITATION OF PROXIES

We pay the cost of this proxy solicitation. Pursuant to SEC rules, we are making this proxy statement and our Annual Report on Form 10-K available to our shareholders electronically via the Internet. In addition to soliciting proxies by Internet and mail, we expect that a number of our employees will solicit shareholders personally and by telephone. None of these employees will receive any additional or special compensation for doing this. We will, on request, reimburse banks, brokerage firms and other nominees for their expenses in sending proxy materials to their customers who are beneficial owners of our common stock and obtaining their voting instructions.

TRANSITION REPORT ON FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a copy of the Company’s 2017 Transition Report on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements and schedules thereto, but excluding exhibits.  Requests for copies of such report should be directed to Repro Med Systems, Inc., 24 Carpenter Road, Chester, New York 10918, Attention: Corporate Secretary, or by calling 845-469-2042. The Transition Report on Form 10-K accompanies this Proxy Statement, but does not constitute a part of this Proxy Statement.

By Order of the Board of Directors,

/s/ Andrew I Sealfon
Andrew I. Sealfon, Chairman
March 13, 2018

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK    EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

REPRO MED SYSTEMS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 22, 2018.

INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	X

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS

INDICATED, WILL BE VOTED “FOR” PROPOSALS 1, 2, and 3, AND IN THE PROXIES’ DISCRETION ON

ANY OTHER MATTERS COMING BEFORE THE MEETING. THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, and 3.

1. Election of Directors	FOR all	WITHHOLD AUTHORITY	2.	Approval, on an advisory basis, of	FOR	AGAINST	ABSTAIN
(1) Andrew I. Sealfon	Nominees	to vote (except as marked to		the compensation of the Company’s
(2) Paul M. Baker	listed to the	the contrary for all nominees		executive officers.
(3) Mark L.Pastreich	left	listed to the left)
(4) Arthur J. Radin			3.	Ratification of the appointment of	FOR	AGAINST	ABSTAIN
(5) David W. Anderson				independent registered public
(6) Joseph M. Manko, Jr.				accountants.
(7) Daniel S. Goldberger
			4.	Transaction of any other business that
(Instruction: To withhold authority to vote for any individual				may properly come before the meeting.
nominee, strike a line through that nominee’s name in the list above)

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2018.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on April 23, 2018

The proxy statement and our 2017 Annual Report on Form 10-K are available at http://www.cstproxy.com/rmsmedpro/2018

▲ FOLD HERE ● DO NOT SEPARATE ● INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

REPRO MED SYSTEMS, INC.

The undersigned appoints Andrew I. Sealfon and Karen Fisher, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Repro Med Systems, Inc. held of record by the undersigned at the close of business on March 5, 2018 at the Annual Meeting of Shareholders of Repro Med Systems, Inc. to be held on April 23, 2018, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE SEVEN NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSALS 2, AND 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued, and to be marked, dated and signed, on the other side)